EARNINGS PRESENTATION Second Quarter 2026 JULY 30 | 2026

This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company’s representatives may also make forward-looking statements orally or in writing from time to time. Statements in this document that are not historical facts, including, statements about the Company’s beliefs and expectations, future financial performance, growth, and future prospects, the Company’s strategy, business and economic trends and growth, technological leadership and differentiation, potential and completed acquisitions, anticipated and actual operating efficiencies and synergies and estimates of amounts for redeemable noncontrolling interests and deferred acquisition consideration, constitute forward-looking statements. Forward-looking statements, which are generally denoted by words such as “ability,” “aim,” “anticipate,” “assume,” “believe,” “better,” “build,” “consider,” “continue,” “could,” “develop,” “drive,” “enhance,” “estimate,” “expect,” “focus,” “forecast,” “future,” “grow,” “guidance,” “improve,” “intend,” “likely,” “maintain,” “may,” “ongoing,” “outlook,” “plan,” “position,” “possible,” “potential,” “probable,” “project,” “seek,” “should,” “target,” “will,” “would” or the negative of such terms or other variations thereof and terms of similar substance used in connection with any discussion of current plans, estimates and projections are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements in this document are based on certain key expectations and assumptions made by the Company. Although the management of the Company believes that the expectations and assumptions on which such forward-looking statements are based are reasonable, undue reliance should not be placed on the forward-looking statements because the Company can give no assurance that they will prove to be correct. The material assumptions upon which such forward-looking statements are based include, among others, assumptions with respect to general business, economic and market conditions, the competitive environment, anticipated and unanticipated tax consequences and anticipated and unanticipated costs. These forward-looking statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. These forward- looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following: • risks associated with international, national and regional unfavorable economic conditions, including the effect of changing tariffs and other trade policies, inflation and other macroeconomic factors that could affect the Company or its clients; • demand for the Company’s services, which may precipitate or exacerbate other risks and uncertainties; • inflation and actions taken by central banks to counter inflation; • the Company’s ability to attract new clients and retain existing clients; • the impact of a reduction in client spending and changes in client advertising, marketing and corporate communications requirements; • financial failure of the Company’s clients; • the Company’s ability to retain and attract key employees; • the Company’s ability to compete in the markets in which it operates; • the Company’s ability to achieve its cost saving initiatives; • the Company’s implementation of strategic initiatives; • the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to redeemable noncontrolling interests, deferred acquisition consideration and profit interests; • the Company’s ability to manage its growth effectively; • the Company’s ability to identify and complete acquisitions or other strategic transactions that complement and expand the Company’s business capabilities and successfully integrate newly acquired businesses into the Company’s operations, retain key employees, and realize cost savings, synergies and other related anticipated benefits within the expected time period; • the Company’s ability to identify and complete divestitures and to achieve the anticipated benefits therefrom; • the Company’s ability to develop products incorporating new technologies, including augmented reality, artificial intelligence, and virtual reality, and realize benefits from such products; • the Company’s use of artificial intelligence, including generative artificial intelligence; • adverse tax consequences for the Company, its operations and its stockholders, that may differ from the expectations of the Company, including that recent or future changes in tax laws, potential changes to corporate tax rates in the United States and disagreements with tax authorities on the Company’s determinations that may result in increased tax costs; • adverse tax consequences in connection with the business combination that formed the Company in August 2021, including the incurrence of material Canadian federal income tax (including material “emigration tax”); • the Company’s ability to maintain an effective system of internal control over financial reporting, including the risk that the Company’s internal controls will fail to detect misstatements in its financial statements; • the Company’s ability to accurately forecast its future financial performance and provide accurate guidance; • the Company’s ability to protect client data from security incidents or cyberattacks; • economic disruptions resulting from war and other economic and geopolitical tensions (such as the ongoing military conflicts in Iran and the Middle East, and between Russia and Ukraine), terrorist activities, natural disasters, public health events, and tariff and trade policies; • stock price volatility; and foreign currency fluctuations. Investors should carefully consider these risk factors, other risk factors described herein, and the additional risk factors outlined in more detail in our 2025 Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2026, and accessible on the SEC’s website at www.sec.gov, under the caption “Risk Factors,” and in the Company’s other SEC filings. FORWARD LOOKING STATEMENTS & OTHER INFORMATION 2

DEFINITIONS OF NON-GAAP FINANCIAL MEASURES 3 In addition to its reported results, Stagwell Inc. has included in this earnings presentation certain financial results that the Securities and Exchange Commission (SEC) defines as "non-GAAP Financial Measures." Management believes that such non-GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's results. Such non-GAAP financial measures include the following: Pro Forma Results: The Pro Forma amounts presented for each period were prepared by combining the historical standalone statements of operations for each of legacy MDC and SMG. The unaudited pro forma results are provided for illustrative purposes only and do not purport to represent what the actual consolidated results of operations or consolidated financial condition would have been had the combination actually occurred on the date indicated, nor do they purport to project the future consolidated results of operations or consolidated financial condition for any future period or as of any future date. The Company has excluded a quantitative reconciliation of Adjusted Pro Forma EBITDA to net income under the “unreasonable efforts” exception in Item 10(e)(1)(i)(B) of Regulation S-K. 1. Organic Net Revenue: “Organic net revenue growth” and “Organic net revenue decline” reflects the year-over-year change in the Company's reported net revenue attributable to the Company's management of the entities it owns. We calculate organic net revenue growth (decline) by subtracting the net impact of acquisitions (divestitures) and the impact of foreign currency exchange fluctuations from the aggregate year-over-year increase or decrease in the Company's reported net revenue. The net impact of acquisitions (divestitures) reflects the year-over-year change in the Company’s reported net revenue attributable to the impact of all individual entities that were acquired or divested in the current and prior year. We calculate impact of an acquisition as follows: (a) for an entity acquired during the current year, we present the entity’s current period reported revenue as the impact of the acquisition in the current year; and (b) for an entity acquired in the prior year, we present an amount equal to the entity’s current year net revenue for the same period during which we didn’t own the entity in the prior year as the impact of the acquisition in the current year. We calculate impact of a divestiture as follows: (a) for a divestiture in the current year, we present the entity’s prior year net revenue for the same period during which we no longer owned it in the current year as impact of the divestiture in the current year; and (b) for a divestiture in the prior year, we present the entity’s prior year net revenue for the period during which we owned it in the prior year as impact of the divestiture in the current year. We calculate the impact of any acquisition or divestiture without adjusting for foreign currency exchange fluctuations. The impact of foreign currency exchange fluctuations reflects the year-over-year change in the Company’s reported net revenue attributable to changes in foreign currency exchange rates. We calculate the impact of foreign currency exchange fluctuations for the portion of the reporting period in which we recognized revenue from a foreign entity in both the current year and the prior year. The impact is calculated as the difference between (1) reported prior period net revenue (converted to U.S. dollars at historical foreign currency exchange rates) and (2) prior period net revenue converted to U.S. dollars at current period foreign exchange rates. 2. Net New Business: Estimate of annualized revenue for new wins less annualized revenue for losses incurred in the period. 3. Adjusted EBITDA: defined as Net income (loss) attributable to Stagwell Inc. common shareholders excluding non-operating income or expense, income tax expense or benefit, equity in income or loss of non-consolidated entities and net income or loss attributable to noncontrolling and redeemable noncontrolling interest holders to achieve Operating income (loss), plus depreciation and amortization, stock-based compensation, deferred acquisition consideration adjustments, impairment and other losses, and other items. Other items primarily includes restructuring, certain system implementation costs, working capital administrative fees and acquisition-related expenses. Adjusted EBITDA for our reportable segments is reconciled to Operating income (loss), as Net income (loss) is not relevant for reportable segment financial metric 4. Adjusted Diluted EPS: defined as Adjusted Net Income (loss) attributable to Stagwell Inc. common and Class C shareholders, divided by the diluted weighted average shares outstanding. Adjusted Net Income represents net income (loss) attributable to Stagwell Inc. common and Class C shareholders, excluding amortization, impairment and other losses, stock-based compensation, deferred acquisition consideration adjustments, discrete tax items, and other items (as defined above), allocated between the two share classes based on their respective income allocation percentages using a normalized effective tax rate. The diluted weighted average shares outstanding includes the diluted weighted average common shares outstanding plus Class C common stock, par value $0.00001 per share (the “Class C Common Stock”) as if converted to shares of Class A Common Stock if not included because they were anti-dilutive 5. Free Cash Flow: defined as consolidated net cash flow from operations less cash outflow from capital expenditures and capitalized software, excluding material nonrecurring capital purchases. Free Cash Flow Conversion is the percentage of adjusted EBITDA. 6. Financial Guidance: The Company provides guidance on a non-GAAP basis as it cannot predict certain elements which are included in reported GAAP results. Included in this earnings presentation are tables reconciling reported Stagwell Inc. results to arrive at certain of these non-GAAP financial measures.

4 FINANCIAL Outlook Note: Guidance as of 07/30/2026. The Company has excluded a quantitative reconciliation with respect to the Company’s 2026 guidance under the “unreasonable efforts” exception in Item 10(e)(1)(i)(B) of Regulation S-K. See "Non-GAAP Financial Measures" on previous slide for additional information on definitions for Total Net Revenue, Adjusted EBITDA, Adjusted Diluted Earnings Per Share, and Free Cash Flow. Please refer to our investor website at stagwellglobal.com/investors for information on Forward Looking Statements and risk factors outlined in our 2025 Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 13 2026, and accessible on the SEC’s website at www.sec.gov, under the caption “Risk Factors,” and in the Company’s other SEC filings. Raise $1.03 - $1.17 IN ADJUSTED EARNINGS PER SHARE Reiterate 8% - 12% TOTAL NET REVENUE GROWTH $475M - $525M ADJUSTED EBITDA 50% - 60% EBITDA CONVERSION ON FREE CASH FLOW

5 OUR OPERATING Segments Marketing Services Scaling Brand Reach with AI-Powered Creativity Media & Commerce Delivering Data-Driven Outcomes for Brand Performance Communications Intelligent & Highly-Targeted Communications Strategies Digital Transformation Building & Designing Digital Platforms & Technology 2 3 4 5 The Marketing Cloud SaaS & DaaS Tools for the Modern Marketer 1 37% 18% 24% 17% 4% % OF 2Q26 NET REVENUE BY SEGMENT Notes: Figures may not foot due to rounding

SECOND QUARTER Highlights 6 ACCELERATING MOMENTUM Organic Revenue growth of 10% YoY to $786M, Organic Net revenue growth of 5% YoY to $632M • Performance driven by organic net revenue growth of 18% in Digital Transformation; Organic two-year stack of more than 29% continues improving trend and demonstrates accelerating momentum • Communications saw sequential improvement in organic net revenue growth to 12% in 2Q26 ahead of political super-cycle kicking off mid-year CONTINUING NEW BUSINESS MOMENTUM Record $171M of net new business, Bringing LTM NNB to $540M • Secured multiple high profile new customer wins and expansions with leading companies including Adobe, IBM, Mondelēz, Visit California, Heineken, Hershey and Haier • $16M of committed revenue in 1H26 for Enterprise Tech Solutions, including The Machine and SATS • Top 100 customers grew 16% YoY in 2Q26 IMPROVING CASH & COSTS 2Q26 adjusted EPS grew 39% to $0.25 • Adjusted EBITDA grew 15% to $109M, a 17% margin, 140bps higher than 2Q25 • Cash Flow from Operations improved $9M YoY • Labor Ratio in 2Q26 stands at 60.9%, an improvement of 280bps versus the prior year period • Actioned $70 million to date of the $80-$100M of cost savings by YE26 announced in April 2025 NET REVENUE $632M NET LEVERAGE RATIO 3.0x ADJ. EBITDA $109M Note: Net Leverage Ratio defined as Net Debt divided by LTM Adjusted EBITDA. INVESTING IN THE BUSINESS Launched The Media Machine, an AI-native operating system built to automate end-to-end media workflow • Announced agreement to acquire QStrauss Consulting, a Colombia-based leading Adobe implementation and consulting firm, into the Code and Theory Network • Launched Stagwell Curate, our new AI-powered marketplace and platform that curates ad inventory in-house • Repurchased 6M shares in 2Q26 bringing share count down to 244M at quarter close, approximately 17M lower than in June 2025

7 Growth Drivers

Mark Penn

CHAIRMAN & CEO

“ Digital Transformation is increasingly moving away from commoditized IT services with thousands of low-cost engineers towards **higher value work that combines business strategy, technology, creativity and AI transformation.**

This intersection is **exactly where Stagwell's Digital Transformation agencies operate,** powered by cutting-edge software and forward-deployed specialists.”

18%

ORGANIC NET REVENUE GROWTH
VERSUS 2Q25

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CONSECUTIVE QUARTERS OF 2-YEAR STACK IMPROVEMENT

TWO-YEAR ORGANIC NET REVENUE GROWTH STACK


29.4%
22.5%
10.0%
13.2%
-3.5%
-1.1%
-0.7%
-17.0%
-24.5%
-26.3%
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26
2Q26

Note: Two-Year Stack calculated as current period growth plus prior year same period growth. Chart represents Organic Net Revenue Growth for the Digital Transformation segment. Refer to “Definitions of Non-GAAP Financial Measures” on Slide 3 of this presentation for definition of “Organic Net Revenue”.

8

9 PROGRESS TOWARDS ENTERPRISE SOFTWARE Target Preliminary Target Progress $25M $16M Identified Pipeline $16M Committed Revenue $32M Identified Pipeline + Committed Revenue

10 NEW BUSINESS Momentum NET NEW BUSINESS 2Q26 $171M LTM $540M ANNUALIZED NET REVENUE 2Q26 $28.6M NOTABLE BUSINESS WINS & EXPANSIONS AVG. PER TOP 25 CLIENT

11 NEW BUSINESS Momentum $256M $324M $451M $540M 2Q23 2Q24 2Q25 2Q26 Note: Net New Business defined as estimate of annualized revenue for new wins less annualized revenue for losses incurred in the period . 16% GROWTH FROM TOP 100 CUSTOMERS (VERSUS 2Q25) $89M INCREASE IN NET NEW BUSINESS (VERSUS 2Q25)

12 2026 Financials

13 2Q26 & 1H26 Summary Combined Financials Note: Figures may not foot due to rounding. Three Months Ended June 30 Six Months Ended June 30 2026 2025 2026 2025 Revenue $786,307 $706,818 $1,490,450 $1,358,558 Billable Costs 154,724 108,689 274,243 196,242 Net Revenue 631,583 598,129 1,216,207 1,162,316 Staff costs 384,382 381,270 764,568 749,532 Administrative costs 82,353 74,438 156,715 147,836 Unbillable and other costs, net 56,161 48,130 96,552 88,364 Adjusted EBITDA 108,687 94,291 198,372 176,584 Stock-based compensation 18,567 19,954 32,815 31,497 Depreciation and amortization 43,955 41,369 88,286 83,375 Deferred acquisition consideration 8,837 (3,220) 19,091 3,437 Other items, net 25,782 13,016 36,992 16,818 Operating income $11,546 $23,172 $21,188 $41,457 Adjusted EBITDA margin (on net revenue) 17.2% 15.8% 16.3% 15.2%

14 2Q26 & 1H26 Net Revenue Note: Figures may not foot due to rounding. Three Months Ended June 30, 2026 Six Months Ended June 30, 2026 Net Revenue Change Net Revenue Change June 30, 2025 $598,129 $1,162,316 Organic net revenue 30,124 5.0% 38,936 3.3% Acquisitions (divestitures), net 1,726 0.3% 6,281 0.5% Foreign currency 1,604 0.3% 8,674 0.7% Total Change $33,454 5.6% $53,891 4.6% June 30, 2026 $631,583 $1,216,207

Note: Figures may not foot due to rounding. 2Q 15 2Q26 YTD Organic Net Revenue Growth Net Revenue Growth Organic Net Revenue Growth Net Revenue Growth United States 7.1% 7.0% 5.2% 5.1% United Kingdom 13.4% 13.8% 10.7% 12.1% Rest of World (7.9%) (4.1%) (8.7%) (0.6%) TOTAL 5.0% 5.6% 3.3% 4.6% 79% 7% 15% % OF NET REVENUE 2Q26 & 1H26 NET REVENUE by Geography

2Q26 YTD OPERATING SEGMENT Organic Revenue Growth Revenue Growth Organic Revenue Growth Revenue Growth The Marketing Cloud 4.1% 8.3% 4.0% 9.1% Digital Transformation 20.8% 20.6% 13.8% 16.3% Media & Commerce 3.6% 9.7% 1.1% 9.2% Communications 27.0% 28.9% 22.6% 24.1% Marketing Services 3.1% 0.5% 2.7% 0.6% TOTAL 10.3% 11.2% 7.8% 9.7% 3% 15% 23% 24% 35% 2Q26 & 1H26 REVENUE GROWTH by Segment 2Q % OF REVENUE

2Q26 YTD OPERATING SEGMENT Organic Net Revenue Growth Net Revenue Growth Organic Net Revenue Growth Net Revenue Growth The Marketing Cloud 4.1% 8.3% 4.0% 9.1% Digital Transformation 18.2% 17.9% 12.0% 13.5% Media & Commerce 1.0% 2.5% 0.2% 2.4% Communications 12.1% 14.8% 8.8% 10.7% Marketing Services 0.5% (0.5)% 0.2% 0.1% TOTAL 5.0% 5.6% 3.3% 4.6% 4% 17% 24% 18% 37% 2Q26 & 1H26 NET REVENUE GROWTH by Segment 2Q % OF NET REVENUE

OPERATING SEGMENT 2Q26 YTD The Marketing Cloud N/A N/A Digital Transformation 58.1% 32.7% Media & Commerce 5.8% 10.4% Communications 33.1% 36.9% Marketing Services 1.0% 1.6% TOTAL 15.3% 12.3% NA 26% 13% 28% 37% Adj. EBITDA* Growth Y/Y Note: Figures may not foot due to rounding. *Adjusted EBITDA percentages in pyramid does not adjust for corporate eliminations 2Q26 & 1H26 ADJ. EBITDA GROWTH by Segment 2Q % OF NET REVENUE

19 LIQUIDITY Note: Figures may not foot due to rounding. $ in Millions AVAILABLE LIQUIDITY (AS OF 06/30/2026) Commitment Under Credit Facility $750 Drawn 360 Letters of Credit 16 Undrawn Commitments Under Facility $374 Total Cash & Cash Equivalents 109 TOTAL AVAILABLE LIQUIDITY $483

20 Note: Figures may not foot due to rounding. MAINTAINING Discipline AROUND DEFERRED ACQUISITION COSTS DAC DECREASED BY $35M FROM 2Q25 QUARTER-END BALANCE $14M FROM 2Q24 QUARTER-END BALANCE $57M FROM 2Q23 QUARTER-END BALANCE $114M $71M $92M $57M 2Q23 2Q24 2Q25 2Q26

21 2Q26 & 1H26 Adjusted Earnings Per Share Note: Numbers may not foot due to rounding. Three Months Ended June 30, 2026 Six Months Ended June 30, 2026 $ and Shares in Thousands REPORTED (GAAP) ADJUSTMENTS NON-GAAP REPORTED (GAAP) ADJUSTMENTS NON-GAAP Net income (loss) attributable to Stagwell Inc. common shareholders $ (8,116) $69,381 $ 61,265 $ (21,089) $125,775 $ 104,686 Diluted - Weighted average number of common shares outstanding 245,908 — 245,908 248,328 — 248,328 Adjusted earnings per share (diluted) $ (0.03) $ 0.25 $ (0.08) $ 0.42 ADJUSTMENTS TO NET INCOME Amortization expense $ 38,352 $ 77,270 Stock-based compensation 18,567 32,815 Deferred acquisition consideration 8,837 19,091 Other items, net 25,782 36,992 Total add-backs 91,538 166,168 Adjusted tax expense (22,157) (40,393) $69,381 $125,775

2Q26 & 1H26
GAAP Consolidated Operating Performance

$ and Shares in Thousands	Three Months Ended June 30		Six Months Ended June 30	
	2026	2025	2026	2025
Revenue	$786,307	$706,818	$1,490,450	$1,358,558
Cost of services	517,064	459,216	976,595	871,303
Office & general expenses	213,742	183,061	404,381	362,423
Depreciation & amortization	43,955	41,369	88,286	83,375
Operating income	11,546	23,172	21,188	41,457
Interest expense, net	(22,328)	(23,455)	(45,594)	(46,811)
Foreign exchange, net	605	(1,338)	(2,416)	(118)
Other, net	937	(360)	868	(111)
Other income (expenses)	(20,786)	(25,153)	(47,142)	(47,040)
Loss before income taxes and equity in earnings of non-consolidated affiliates	(9,240)	(1,981)	(25,954)	(5,583)
Income tax (benefit) expense	(348)	2,673	(3,236)	4,395
Loss before equity in earnings of non-consolidated affiliates	(8,892)	(4,654)	(22,718)	(9,978)
Equity in income of non-consolidated affiliates	191	20	70	19
Net loss	(8,701)	(4,634)	(22,648)	(9,959)
Net loss attributable to non-controlling & redeemable non-controlling interests	585	(627)	1,559	1,781
Net loss attributable to Stagwell Inc. common shareholders	$(8,116)	$(5,261)	$(21,089)	$(8,178)
LOSS PER SHARE				
Basic	$(0.03)	$(0.02)	$(0.08)	$(0.04)
Diluted	$(0.03)	$(0.02)	$(0.08)	$(0.06)
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING				
Basic	245,908	260,774	248,328	186,843
Diluted	245,908	260,774	248,328	265,600

STAGWELL
TRANSFORMING MARKETING

Note: Numbers may not foot due to rounding.

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23 CAPITAL Structure 1. A portion of the DAC will be paid with approximately 2.6m shares assuming conversion as of 7/21/26. 2. Includes redeemable non-controlling interest and obligations in connection with profit interests held by employees. 3. Non-consolidated investments 4. Share Count does not include portion of DAC to be settled in stock. Pro Forma total share count as of 7/22/2026 would be 244.5m Class A shares, 3.4m shares to settle DAC and 22.3m share-based awards, for a total of 270.3m shares outstanding. NET DEBT & DEBT-LIKE ($M, AS OF 06/30/2026) Revolving Credit Facility $ 360 Bonds 1,100 NCI 17 DAC1 57 RNCI2 27 Less: Investments3 (22) Less: Cash (109) TOTAL NET DEBT & DEBT-LIKE $ 1,430 SHARE COUNT4 (THOUSANDS, AS OF 7/22/2026) Class A 244,475 Share-based awards 22,346 DILUTED 266,821

24 SHARE COUNT Trajectory Note: Shares Outstanding includes all Class A, B and C shares outstanding as reported in the full-year earnings presentation related to the specified year. Class B and Class C shares are no longer extant.. 298.2M 292.6M 270.1M 266.5M 252.3M 246.4M 244.4M YE21 YE22 YE23 YE24 YE25 1Q26 2Q26 SHARES OUTSTANDING 17M REDUCTION IN SHARE COUNT (VERSUS 2Q25) 54M REDUCTION IN SHARE COUNT (VERSUS YEAR-END 2021) $328M AVAILABLE TO REPURCHASE SHARES UNDER CURRENT PLAN

25 Thank You CONTACT US: IR@STAGWELLGLOBAL.COM